     As filed with the Securities and Exchange Commission on October 6, 1999
                                                     Registration No. 333-______

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               SILICON IMAGE, INC.
           (Exact name of the Registrant as specified in its charter)

                DELAWARE                                      77-0517246
      (State or other jurisdiction                         (I.R.S. Employer
    of incorporation or organization)                     Identification No.)

                                 10131 BUBB ROAD
                           CUPERTINO, CALIFORNIA 95014
          (Address of principal executive offices, including zip code)

                           1995 EQUITY INCENTIVE PLAN
                           1999 EQUITY INCENTIVE PLAN
                        1999 EMPLOYEE STOCK PURCHASE PLAN
                      NON-PLAN STOCK OPTIONS OF REGISTRANT
                           (Full titles of the plans)

                                  DAVID D. LEE
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                               SILICON IMAGE, INC.
                                 10131 BUBB ROAD
                           CUPERTINO, CALIFORNIA 95014
                                 (408) 873-3111
                      (Name, address and telephone number,
                   including area code, of agent for service)

                                    Copy to:
                             DAVID K. MICHAELS, ESQ.
                               ANDREW Y. LUH, ESQ.
                               FENWICK & WEST LLP
                              TWO PALO ALTO SQUARE
                           PALO ALTO, CALIFORNIA 94306
                                 (650) 494-0600
                           (Counsel to the Registrant)


                         CALCULATION OF REGISTRATION FEE
---------------------------------------- ------------------- ------------------- --------------------- -------------------
                                                                  PROPOSED
                                               AMOUNT              MAXIMUM             PROPOSED
                                               TO BE           OFFERING PRICE           MAXIMUM             AMOUNT OF
 TITLE OF SECURITIES TO BE REGISTERED        REGISTERED          PER SHARE             AGGREGATE         REGISTRATION FEE
                                                                                    OFFERING PRICE
---------------------------------------- ------------------- ------------------- --------------------- -------------------
Common Stock, $0.001 par value                1,810,000 (1)          $12.00 (2)       $21,720,000              $6,039 (3)

Common Stock, $0.001 par value                2,042,363 (4)           $3.20 (5)        $6,535,562              $1,817 (3)
---------------------------------------- ------------------- ------------------- --------------------- -------------------
               TOTAL                          3,852,363                               $28,255,562              $7,856
---------------------------------------- ------------------- ------------------- --------------------- -------------------

(1) Represents an aggregate of 1,560,000 shares available for issuance under the 1999 Equity Incentive Plan and 250,000 shares available for issuance under the 1999 Employee Stock Purchase Plan as of October 5, 1999.

(2) Estimated as of October 5, 1999 pursuant to Rule 457(c) solely for the purpose of calculating the registration fee.

(3) Fee calculated pursuant to Section 6(b) of the Securities Act of 1933, as amended.

(4) Represents an aggregate of 1,902,363 shares subject to outstanding options under the 1995 Equity Incentive Plan and 140,000 shares subject to outstanding non-plan options as of October 5, 1999.

(5) Represents weighted average per share exercise price for such outstanding options, calculated pursuant to Rule 457(h)(1) solely for the purpose of calculating the registration fee.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

         For the purposes of this registration statement, the terms "we," "our" and "us" refer to Silicon Image, Inc., a Delaware corporation.

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents filed with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

         (a) The Registrant's prospectus filed on October 6, 1999 pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Securities Act"), which contains audited financial statements of the Registrant as of December 31, 1997 and 1998 and as of June 30, 1999, for each of the years in the three-year period ended December 31, 1998, and for the six months ended June 30, 1999.

         (b) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A filed on July 30, 1999 under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any amendment or report filed for the purpose of updating such description.

         All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities registered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed incorporated into this registration statement by reference and to be a part hereof from the date of the filing of such documents.

ITEM 4.       DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.       INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.       INDEMNIFICATION OF DIRECTORS AND OFFICERS AND LIMITATION OF
              LIABILITY.

         Section 145 of the Delaware General Corporation Law authorizes a court to award, or a corporation's board of directors to grant, indemnity to directors and officers under certain circumstances and subject to certain limitations. The terms of Section 145 of the Delaware General Corporation Law are sufficiently broad to permit indemnification under certain circumstances for liabilities, including reimbursement of expenses incurred, arising under the Securities Act of 1933.

         As permitted by the Delaware General Corporation Law, the Registrant's certificate of incorporation includes a provision that eliminates the personal liability of its directors for monetary damages for breach of fiduciary duty as a director, except for liability:

               - for any breach of the director's duty of loyalty to the Registrant or its stockholders;

               - for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

               - under section 174 of the Delaware General Corporation Law regarding unlawful dividends and stock purchases; or

               - for any transaction from which the director derived an improper personal benefit.

         As permitted by the Delaware General Corporation Law, the Registrant's bylaws provide that:

               - the Registrant is required to indemnify its directors and officers to the fullest extent permitted by the Delaware General Corporation Law, subject to certain very limited exceptions;

               - the Registrant is required to advance expenses, as incurred, to its directors and officers in connection with a legal proceeding to the fullest extent permitted by the Delaware General Corporation Law, subject to certain very limited exceptions; and

               -    the rights conferred in the Bylaws are not exclusive.

         In addition, the Registrant has entered into indemnity agreements with each of its current directors and officers. These agreements provide for the indemnification of officers and directors for all expenses and liabilities incurred in connection with any action or proceeding brought against them by reason of the fact that they are or were agents of the Registrant.

         The Registrant intends to obtain directors' and officers' insurance to cover its directors, officers and some of its employees for certain liabilities, including public securities matters.

         The Underwriting Agreement relating to the Registrant's initial public offering, effected pursuant to a registration statement on Form S-1 (File No. 333-83665) provides for indemnification by the underwriters of the Registrant and its directors and officers for certain liabilities under the Securities Act of1933, or otherwise.

         Reference is made to the following documents regarding relevant indemnification provisions described above and elsewhere herein:

         1.   Form of Underwriting Agreement (incorporated by reference to
              Exhibit 1.01 to the Registrant's registration statement on Form S-1 (File No. 333-83665), declared effective October 5, 1999).

         2. First Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.02 to the Form S-1).

         3. Form of Second Amended and Restated Certificate of Incorporation of the Registrant, to be filed and effective upon completion of the Registrant's initial public offering (incorporated by reference to Exhibit 3.03 to the Form S-1).

         4. Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.05 to the Form S-1).

         5. Form of Indemnity Agreement entered into between the Registrant and its directors and officers (incorporated by reference to Exhibit 10.01 to the Form S-1).

ITEM 7.      EXEMPTION FROM REGISTRATION CLAIMED.

          Not applicable.

ITEM 8.      EXHIBITS.

         4.01 First Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.02 to the Registrant's registration statement on Form S-1 (File No. 333-83665), declared effective October 5, 1999 (the "Form S-1")).

         4.02 Form of Second Amended and Restated Certificate of Incorporation of the Registrant, to be filed and effective upon completion of the Registrant's initial public offering (incorporated by reference to Exhibit 3.03 to the Form S-1).

         4.03 Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.05 to the Form S-1).

         4.04 Form of Specimen Certificate for the Registrant's common stock (incorporated by reference to Exhibit 4.01 to the Form S-1).

         4.05 Third Amended and Restated Investors Rights Agreement dated July 29, 1998 among the Registrant and certain stockholders named therein (incorporated by reference to Exhibit 4.04 to the Form S-1).

         4.06 1995 Equity Incentive Plan of the Registrant and related forms of stock option agreements and stock option exercise agreements (incorporated by reference to Exhibit 10.02 to the Form S-1).

         4.07 1999 Equity Incentive Plan of the Registrant and related forms of stock option agreements and stock option exercise agreements (incorporated by reference to Exhibit 10.03 to the Form S-1).

         4.08 1999 Employee Stock Purchase Plan of the Registrant and related enrollment form, notice of suspension and notice of withdrawal (incorporated by reference to Exhibit 10.04 to the Form S-1).

         4.09 Form of Nonqualified Stock Option Agreement entered into between the Registrant and its officers (incorporated by reference to Exhibit 10.21 to the Form S-1).

         5.01   Opinion of Fenwick & West LLP.

        23.01   Consent of Fenwick & West LLP (included in Exhibit 5.01).

        23.02   Consent of Independent Accountants.

        24.01   Power of Attorney (see page 7).

ITEM 9.         UNDERTAKINGS.

     The Registrant undertakes:

       (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (a) to include any prospectus required by Section 10(a)(3) of the Securities Act;

              (b) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

              (c) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to the information in the registration statement;

              PROVIDED, HOWEVER, that paragraphs (1)(a) and (1)(b) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

         (2) That, for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered in the registration statement, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of those securities.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (4) That, for purposes of determining any liability under the Securities Act, each filing of Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered in the registration statement, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of those securities.

         (5) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions discussed in Item 6 hereof, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission this indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. If a claim for indemnification against these liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by the director, officer or controlling person in connection with the securities being registered under this registration statement, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of this issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant, Silicon Image, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cupertino, State of California, on this 6th day of October, 1999.


                                                SILICON IMAGE, INC.



                                                By: /s/ DAVID D. LEE
                                                    ---------------------------
                                                    David D. Lee
                                                    CHIEF EXECUTIVE OFFICER


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints David D. Lee, Daniel K. Atler and Andrew
S. Rappaport, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement on Form S-8, and to file the same with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


                   Signature                                            Title                                Date
                   ---------                                            -----                                -----
                /s/ DAVID D. LEE                    President, Chief Executive Officer and Chairman     October 6, 1999
------------------------------------------------    of the Board (Principal Executive Officer)
                  DAVID D. LEE

              /s/ DANIEL K. ATLER                   Vice President, Finance and Administration and      October 6, 1999
------------------------------------------------    Chief Financial Officer (Principal Financial
                DANIEL K. ATLER                     Officer and Principal Accounting Officer)


               /s/ SANG-CHUL HAN                    Director                                            October 6, 1999
------------------------------------------------
                 SANG-CHUL HAN

             /s/ RONALD V. SCHMIDT                  Director                                            October 6, 1999
------------------------------------------------
               RONALD V. SCHMIDT

              /s/ DAVID A. HODGES                   Director                                            October 6, 1999
------------------------------------------------
                DAVID A. HODGES

            /s/ ANDREW S. RAPPAPORT                 Director                                            October 6, 1999
------------------------------------------------
              ANDREW S. RAPPAPORT

               /s/ HERBERT CHANG                    Director                                            October 6, 1999
------------------------------------------------
                 HERBERT CHANG

                                  EXHIBIT INDEX


EXHIBIT                               EXHIBIT
NUMBER                                 TITLE
-------                               --------
 4.01 First Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.02 to the Registrant's registration statement on Form S-1 (File No. 333-83665), declared effective October 5, 1999).

 4.02 Form of Second Amended and Restated Certificate of Incorporation of the Registrant, to be filed and effective upon completion of the Registrant's initial public offering (incorporated by reference to Exhibit 3.03 to the Form S-1).

 4.03 Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.05 to the Form S-1).

 4.04 Form of Specimen Certificate for the Registrant's common stock (incorporated by reference to Exhibit 4.01 to the Form S-1).

 4.05 Third Amended and Restated Investors Rights Agreement dated July 29, 1998 among the Registrant and certain stockholders named therein (incorporated by reference to Exhibit 4.04 to the Form S-1).

 4.06 1995 Equity Incentive Plan of the Registrant and related forms of stock option agreements and stock option exercise agreements (incorporated by reference to Exhibit 10.02 to the Form S-1).

 4.07 1999 Equity Incentive Plan of the Registrant and related forms of stock option agreements and stock option exercise agreements (incorporated by reference to Exhibit 10.03 to the Form S-1).

 4.08 1999 Employee Stock Purchase Plan of the Registrant and related enrollment form, notice of suspension and notice of withdrawal (incorporated by reference to Exhibit 10.04 to the Form S-1).

 4.09 Form of Nonqualified Stock Option Agreement entered into between the Registrant and its officers (incorporated by reference to Exhibit 10.21 to the Form S-1).

 5.01         Opinion of Fenwick & West LLP.

23.01         Consent of Fenwick & West LLP (included in Exhibit 5.01).

23.02         Consent of Independent Accountants.

24.01         Power of Attorney (see page 7).